Exhibit 99.1

BANK OF AMERICA CORPORATION

LETTER OF TRANSMITTAL

OFFERS TO EXCHANGE

Any and all $6,000,000,000 aggregate principal amount outstanding of unregistered

3.004% Fixed/Floating Rate Senior Notes, due 2023

(CUSIP Nos.: 06051GGV5, U0R8A1AA5; ISINs: US06051GGV59, USU0R8A1AA50)

for

an equal aggregate principal amount of 3.004% Fixed/Floating Rate Senior Notes, due 2023 that have been registered under the Securities Act of 1933, as amended (CUSIP No.: 06051GHC6; ISIN: US06051GHC69)

and

Any and all $6,000,000,000 aggregate principal amount outstanding of unregistered

3.419% Fixed/Floating Rate Senior Notes, due 2028

(CUSIP Nos.: 06051GGW3, U0R8A1AB3; ISINs: US06051GGW33, USU0R8A1AB34)

for

an equal aggregate principal amount of 3.419% Fixed/Floating Rate Senior Notes, due 2028 that have been registered under the Securities Act of 1933, as amended (CUSIP No.: 06051GHD4; ISIN: US06051GHD43)

Pursuant to the Prospectus dated                     2018

The Exchange Offers (as defined below) will expire at 5:00 p.m., New York City time, on             , 2018, unless extended with respect to either or both of the Exchange Offers (such date and time, as they may be extended, the “Expiration Date”). Tenders in the Exchange Offers may be withdrawn at any time before the applicable Expiration Date.

The Exchange Agent for the Exchange Offers is:

The Bank of New York Mellon Trust Company, N.A

By Hand Delivery, Mail or Overnight Courier:

The Bank of New York Mellon Trust Company, N.A.

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations- Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: Eric Herr

Email: CT_REORG_UNIT_INQUIRIES@BNYMELLON.COM

By Facsimile Transmission

(for Eligible Institutions only):

(732) 667-9408

Confirm by telephone:

315-414-3362

Delivery of this Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed. This Letter of Transmittal need not be completed by holders tendering Original Notes (as defined below) through The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”).

HOLDERS WHO WISH TO RECEIVE EXCHANGE NOTES (AS DEFINED BELOW) IN EXCHANGE FOR THEIR ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFERS MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR ORIGINAL NOTES BY THE APPLICABLE EXPIRATION DATE.

The undersigned acknowledges receipt of the prospectus, dated                , 2018 (the “Prospectus”), of Bank of America Corporation, a Delaware corporation (the “Company”), and this letter of transmittal (the “Letter of Transmittal”), which together set forth the terms and conditions of the Company’s offers to exchange (the “Exchange Offers”) (i) any and all $6,000,000,000 aggregate principal amount outstanding of its unregistered 3.004% Fixed/Floating Rate Senior Notes, due 2023 (CUSIP Nos.: 06051GGV5, U0R8A1AA5; ISINs: US06051GGV59, USU0R8A1AA50) (the “2023 Original Notes”) for an equal aggregate principal amount of its 3.004% Fixed/Floating Rate Senior Notes, due 2023 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (CUSIP No.: 06051GHC6; ISIN: US06051GHC69) (the “2023 Exchange Notes”) and (ii) any and all $6,000,000,000 aggregate principal amount outstanding of its 3.419% Fixed/Floating Rate Senior Notes, due 2028 (CUSIP Nos.: 06051GGW3, U0R8A1AB3; ISINs: US06051GGW33, USU0R8A1AB34) (the “2028 Original Notes” and, together with the 2023 Original Notes, the “Original Notes”) for an equal aggregate principal amount of its 3.419% Fixed/Floating Rate Senior Notes, due 2028 that have been registered under the Securities Act (CUSIP No.: 06051GHD4; ISIN: US06051GHD43) (the “2028 Exchange Notes” and, together with the 2023 Exchange Notes, the “Exchange Notes”), upon the terms and subject to the conditions set forth in the Prospectus. The Original Notes were issued in private exchange offers on December 20, 2017. Capitalized terms used but not defined herein will have the respective meanings given to them in the Prospectus.

This Letter of Transmittal may be used to participate in the Exchange Offers if delivery of Original Notes is to be made by a book-entry transfer to the account maintained by the Exchange Agent at DTC for the Original Notes pursuant to the procedures for book-entry transfer described in the Prospectus under the heading “The Exchange Offers—Procedures for Tendering Original Notes,” and an Agent’s Message (as defined below) is not being transmitted. In order to properly complete this Letter of Transmittal, the undersigned must complete the tables below entitled “Description of Original Notes Tendered” and “Method of Delivery” and sign this Letter of Transmittal where indicated. Tenders of Original Notes by book-entry transfer also may be made by transmitting an Agent’s Message pursuant to ATOP in lieu of this Letter of Transmittal.

Holders of Original Notes tendering Original Notes by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which the Exchange Offers are eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offers to DTC by the applicable Expiration Date. DTC will verify acceptance of the Exchange Offers, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a book-entry confirmation, which shall include an Agent’s Message. The term “Agent’s Message” means a computer-generated message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal as an undersigned hereof and that the Company may enforce such agreement against the DTC participant. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

If you are a beneficial owner whose Original Notes are held through a broker, dealer, commercial bank, trust company or other nominee or custodian, and wish to tender your Original Notes, you should promptly instruct such nominee or custodian to tender on your behalf.

The Company has not provided guaranteed delivery procedures in connection with either of the Exchange Offers.

The Company is not making the Exchange Offers to, nor will the Company accept tenders of Original Notes for exchange from, holders of Original Notes in any jurisdiction in which the applicable Exchange Offer would not be in compliance with the securities or blue sky laws of such jurisdiction or where it is otherwise unlawful.

The Company reserves the right, in its sole discretion, to amend, at any time, the terms and conditions of either Exchange Offer. Neither Exchange Offer is conditioned upon the other Exchange Offer, and we may terminate or extend one Exchange Offer as described in the Prospectus without terminating or extending the other Exchange Offer. The Company will give you notice of any amendments, as described in the Prospectus.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS OF ORIGINAL NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL OR A PROPERY TRANSMITTED AGENT’S MESSAGE.

AS OF THE DATE OF THE PROSPECTUS, ALL ORIGINAL NOTES ARE HELD IN BOOK-ENTRY ONLY FORM THROUGH THE FACILIITES OF DTC.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the required information should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED
Tendered Original Note(s)
Name of DTC Participant and Participant’s DTC Account Number in Which Original Notes are Held (Please fill in, if blank)	Series of Original Notes (Please Check Applicable Boxes)	Aggregate Principal Amount of Original Notes Held	Principal Amount of Original Notes Tendered* (if less than all)
☐ 3.004% Fixed/Floating Rate Senior Notes, due 2023
☐ 3.419% Fixed/Floating Rate Senior Notes, due 2028

*  Unless otherwise indicated in the column “Principal Amount of Original Notes Tendered,” a tendering holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by the Original Notes indicated in the column “Aggregate Principal Amount of Original Notes Held.” Original Notes may be tendered and accepted for payment only in principal amounts equal to minimum denominations of $1,000 and any integral multiples of $1,000 in excess of $1,000. See Instruction 2.

METHOD OF DELIVERY

☐	CHECK HERE AND COMPLETE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL NOTES ARE HELD. Name of Tendering Institution:

Account Number: Transaction Code Number:

☐	CHECK HERE AND COMPLETE IF YOU ARE A BROKER-DEALER THAT HOLDS ORIGINAL NOTES ACQUIRED AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR SUCH ORIGINAL NOTES.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Original Notes of the relevant series indicated above. Subject to, and effective upon, the acceptance for exchange of such Original Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent for the Company in connection with the Exchange Offers) with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer such Original Notes, and to acquire Exchange Notes of the relevant series issuable upon the exchange of such tendered Original Notes, and that, when such Original Notes are accepted by the Company for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

The undersigned acknowledges that tenders of Original Notes pursuant to the procedures described in the Prospectus and in the instructions contained herein will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the applicable Exchange Offer. For purposes of the Exchange Offers, the Company will be deemed to have accepted validly tendered Original Notes for exchange when the Company gives written or oral (promptly confirmed in writing) notice to the Exchange Agent. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes.

The undersigned acknowledges that the Exchange Offers are being made by the Company in reliance on existing interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in previous no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof, without further registration under the Securities Act and without delivery of a prospectus that satisfies the requirements of Section 10 of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such Exchange Notes are acquired in the ordinary course of such holders’ business; (iii) such holders are not participating in, and do not intend to participate in, and have not engaged in, and do not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes; and (iv) such holders are not broker-dealers tendering Original Notes that have been acquired directly from the Company in the private exchange offers for their own account (and not as a result of market-making or other trading activities). However, the SEC staff has not considered the Exchange Offers in the context of a no-action letter, and there can be no assurance that the SEC staff would make a similar determination with respect to the Exchange Offers as in other circumstances. If a holder of Original Notes is an affiliate of the Company within the meaning of Rule 405 under the Securities Act, did not acquire the Original Notes in the ordinary course of such holder’s business, is participating in or intends to participate in, or is engaged in or intends to engage in, a distribution of the Exchange Notes, has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers or is a broker-dealer that purchased any of the Original Notes directly from the Company in the private exchange offers for its own account (and not as a result of market-making or other trading activities), such holder will not be able to rely on the applicable interpretations of the SEC staff or be eligible to participate in the Exchange Offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, in the absence of an exemption therefrom.

By tendering Original Notes and executing this Letter of Transmittal (or transmitting an Agent’s Message), the undersigned specifically represents to the Company that (i) it is not an “affiliate” (as such term is defined in Rule 405 under the Securities Act) of the Company, (ii) the Exchange Notes will be acquired in its ordinary course of business, (iii) it is not participating, and does not intend to participate, and has no arrangement or understanding with anyone to participate, in a distribution (within the meaning of the Securities Act) of the Exchange Notes, (iv) it is not a broker-dealer that acquired any of the Original Notes directly from the Company in the private exchange offers for its own account (and not as a result of market-making or other trading activities), (v) if it is a broker-dealer, it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, and (vi) the holder is not acting on behalf of any person or entity who could not truthfully make these statements. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an “underwriter” within the meaning of the Securities Act, and it acknowledges and agrees that it will deliver (or, to the extent permitted by law, make available to purchasers) a prospectus in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Company has agreed that, for a period of 90 days after the effective date of the registration statement, of which the Prospectus is a part, the Company will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of either series of Exchange Notes.    A broker-dealer that acquired Original Notes in a transaction other than as part of its market-making activities or other trading activities will not be eligible to participate in the Exchange Offers.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated under “Special Issuance Instructions,” the undersigned hereby requests that the Exchange Agent credit the DTC account specified in the table entitled “Method of Delivery” for any book-entry transfers of Original Notes that are not exchanged. If the “Special Issuance Instructions” are completed, the undersigned hereby requests that the Exchange Agent credit the DTC account indicated therein for any book-entry transfers of Original Notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance Instructions.” The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL TENDERED NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL (OR DELIVERING AN AGENT’S MESSAGE) WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instruction 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instruction 4)

To be completed ONLY if Original Notes delivered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above under “Method of Delivery.”

☐   Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account set forth below

(DTC Account Number)

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

(Taxpayer Identification Number)

Please Complete IRS Forms W-9 or W-8, as applicable. See Instruction 7.

To be completed ONLY if Original Notes not exchanged and/or Exchange Notes are to be delivered to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal or to such person(s) at an address other than shown in the box entitled “Description of Original Notes” on this Letter of Transmittal above.

Deliver unexchanged Original Notes and/or Exchange Notes:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

☐   Return Original Notes by book-entry transfer to the DTC account set forth below

(DTC Account Number, if applicable)

(Taxpayer Identification Number)

PLEASE SIGN HERE (TO BE COMPLETED BY ALL HOLDERS OF ORIGINAL NOTES UNLESS AN AGENT’S MESSAGE IS DELIVERED IN CONNECTION WITH A BOOK-ENTRY TRANSFER OF SUCH ORIGINAL NOTES.)

This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on a security position listing as the owner of the Original Notes on the books of DTC or by the person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Bank of America for the Original Notes tendered hereby of such person’s authority to so act. See Instruction 3.

X

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated:                                                                      , 2018

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and

Telephone No.:

Tax Identification or Social Security No.:

SIGNATURE GUARANTEE (If required, see Instruction 3. Place medallion guarantee in the space below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: ______________________, 2018

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1. Delivery of Letter of Transmittal and Original Notes.

This Letter of Transmittal is to be completed by holders of Original Notes if Original Notes are to be tendered by effecting a book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the book-entry transfer procedures set forth in the Prospectus under the heading “The Exchange Offers—Procedures for Tendering Original Notes,” and an Agent’s Message is not being transmitted pursuant to ATOP. In order to properly complete this Letter of Transmittal, the undersigned must complete the tables above entitled “Description of Original Notes Tendered” and “Method of Delivery” and sign this Letter of Transmittal where indicated. Tenders by book-entry transfer also may be made by transmitting an Agent’s Message pursuant to ATOP in lieu of this Letter of Transmittal. Confirmation of book-entry transfer of Original Notes to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) or Agent’s Message in lieu hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein (or its account at DTC with respect to an Agent’s Message) by 5:00 p.m., New York City time, on the applicable Expiration Date.

Holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal. Accordingly, a Letter of Transmittal need not accompany tenders of Original Notes effected through ATOP.

The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents, including delivery through DTC and any Agent’s Message transmitted through ATOP, are at the election and risk of the tendering holders, and delivery will be deemed made only when actually received or confirmed by the Exchange Agent. The Company reserves the right to reject any particular Original Notes not properly tendered, or any acceptance that might, in the Company’s judgment, be unlawful. The Company also reserves the right to waive any defects or irregularities with respect to the form of, or procedures applicable to, the tender of any Original Notes before the applicable Expiration Date. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured before the applicable Expiration Date.

2. Amount of Tenders.

Original Notes of each series tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess of $1,000. If less than all of the Original Notes of either series are to be tendered, the tendering holder(s) should fill in the principal amount of Original Notes of the relevant series to be tendered in the box above entitled “Description of Original Notes Tendered—Principal Amount of Original Notes Tendered.” Holders who tender less than all of their Original Notes must continue to hold Original Notes in the minimum denomination of $1,000 principal amount. All of the Original Notes of each series delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal (or a facsimile hereof) is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name on DTC’s security position listing as the holder of such Original Notes, without any change whatsoever. If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then separate bond powers are required and signatures must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of Original Notes (which term, for purposes of the Exchange Offers, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4. Special Issuance and Special Delivery Instructions.

Tendering holders of Original Notes should indicate in the applicable box(es) the name and address to which Exchange Notes issued pursuant to the Exchange Offers and/or Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification security number of the person named also must be indicated and, as described in Instruction 7, a duly completed IRS Form W-9 or IRS Form W-8, as applicable, must be provided. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5. Delivery of Exchange Notes.

Exchange Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of Original Notes Tendered.” Failure to do so will render a tender of Original Notes defective and the Company will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Exchange Notes delivered pursuant to the Exchange Offers and to obtain the information necessary to complete the applicable table.

6. Transfer Taxes.

Tendering holders will not be obligated to pay transfer taxes in connection with the tender of Original Notes to the Company in the Exchange Offers. If, however, Exchange Notes and/or Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

7. Taxpayer Information and Backup Withholding.

The exchange of Original Notes for Exchange Notes pursuant to the Exchange Offers will not constitute a taxable exchange for U.S. federal income tax purposes. However, U.S. federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9 or otherwise establishes a basis for exemption. Accordingly, the Exchange Agent, as payor, must have a correct TIN for each tendering holder whose Original Notes are accepted for exchange pursuant to the applicable Exchange Offer. In the case of a holder who is an individual, the TIN is generally such holder’s social security number. If the Exchange Agent has not already been provided, or is not provided with, the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding at the applicable rate, currently 24%, on the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

To avoid backup withholding, each tendering holder that is a United States person for U.S. federal income tax purposes and has not already provided the Exchange Agent with a correct TIN must provide such holder’s correct TIN by completing IRS Form W-9, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the instructions to IRS Form W-9 for information on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of IRS Form W-9, and sign and date IRS Form W-9. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the Original Notes are held in more than one name or are not in the name of the actual owner, consult the instructions to IRS Form W-9 for information on which TIN to report.

Certain tendering holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on IRS Form W-9. See the instructions to IRS Form W-9 for additional information. A non-U.S. holder may qualify as an exempt recipient by submitting to the Exchange Agent an appropriate and properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. IRS Forms W-9 and W-8, and the instructions to such forms, can be obtained from the Exchange Agent, from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or on the IRS website at http://www.irs.gov.

8. Waiver of Conditions.

The Company reserves the right to waive satisfaction of any or all of the conditions set forth in the Prospectus.

9. No Conditional Tenders; No Guaranteed Delivery Procedures.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

10. Withdrawal Rights.

Tenders of Original Notes may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offers—Withdrawal of Tenders,” prior to the applicable Expiration Date.

11. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering Original Notes, as well as requests for additional copies of the Prospectus and this Letter of Transmittal and requests for other related documents, may be directed to the Exchange Agent, at the address and telephone number set forth on the last page of this Letter of Transmittal.

Questions and requests for assistance with respect to the procedures for tendering or withdrawing tenders of Original Notes, as well as requests for additional copies of the Prospectus or of this Letter of Transmittal, should be directed to the Exchange Agent as follows:

The Exchange Agent for the Exchange Offers is:

The Bank of New York Mellon Trust Company, N.A

By Hand Delivery, Mail or Overnight Courier:

The Bank of New York Mellon Trust Company, N.A.

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations- Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: Eric Herr

Email: CT_REORG_UNIT_INQUIRIES@BNYMELLON.COM

By Facsimile Transmission

(for Eligible Institutions only):

(732) 667-9408

Confirm by Telephone:

315-414-3362